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                                                                   Exhibit 23(b)


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Value City Department Stores, Inc. on Form S-8 of our report dated March 26, 2002, appearing in the Annual Report on Form 10-K/A of Value City Department Stores, Inc. for the year ended February 2, 2002.

/s/ Deloitte & Touche LLP

Columbus, Ohio
October 3, 2002